WisdomTree International Hedged Equity Fund

Supplement Dated June 26, 2012

To the Current Prospectus and Statement of Additional Information

The following information supplements and should be read in conjunction with the Prospectus and Statement of Additional Information for the WisdomTree International Hedged Equity Fund (the “Fund”).

The Board of Trustees of the Fund has determined that it is in the best interest of the Fund to change its investment objective and strategies and to change the name of the Fund. Beginning on or about August 29, 2012, the Fund will pursue the investment objective and strategies outlined below and will be renamed the WisdomTree Europe Hedged Equity Fund.

Currently, the Fund provides exposure to a broad range of non-U.S. equity securities from developed market countries throughout the world. The Fund currently seeks to neutralize, or hedge against, fluctuations between the value of the U.S. dollar and the currencies of these non-U.S. markets. Upon implementation of the changes, the Fund will narrow its investment objective to focus only on European equity securities, particularly shares of European exporters, and will seek to hedge against fluctuations in the value of the U.S. dollar against a single currency, the euro. These changes position the Fund to benefit from declines in the value of the euro and the potential positive impact this could have on the stock price of European companies that derive significant revenues from exports.

The Fund will seek to track the performance of the WisdomTree Europe Hedged Equity Index. The Index and Fund are designed to have higher returns than an equivalent non-currency hedged investment when the value of the U.S. dollar is increasing relative to the value of the euro, and lower returns when the U.S. dollar declines against the euro. The Fund will invest in stocks of European companies with significant revenue from exports. These companies stand to benefit from weakness in the value of the euro as this decreases the relative cost of the goods and services they are exporting. The Index and Fund will consist of dividend paying companies that are domiciled in Europe and traded in euros, have at least $1 billion in market capitalization, and derive at least 50% of their revenue from countries outside of Europe. Securities are weighted in the Index based on annual cash dividends paid; companies that pay more dividends are more heavily weighted. On the annual Index rebalance date in June of each year the maximum weight of any single security in the Index is capped at 5% and the maximum weight of any single sector or country is capped at 25%. The actual weight of a particular security, sector or country in the Index may fluctuate above or below the specified cap throughout the year, but will be reset below the specified cap on the next annual index rebalance date. The changes are not expected to generate any significant tax consequences for investors.

Upon implementation of the changes, the Fund’s performance will be heavily impacted by events affecting European securities and the value of the euro and will be subject to the other risk factors described in the Fund’s prospectus. Of course, there can be no guarantee the Fund will achieve its investment objective.

The Fund’s expense ratio will remain 0.48%.

For more information please go to www.wisdomtree.com or call 1-866-909-9473.

WIS-SP-012-0612